UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

STRAIGHT PATH COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36015	46-2457757
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5300 Hickory Park Drive, Suite 218

Glen Allen, Virginia, 23059

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (804) 433-1522

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 2, 2017, Straight Path Communications Inc. (“Straight Path” or the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). The Company filed its Definitive Proxy Statement for the proposals voted on at the Special Meeting with the Securities and Exchange Commission on June 30, 2017.

As of the close of business on June 30, 2017, the record date for the Special Meeting, there were 11,932,652 shares of the Company’s Class B common stock, 1/10 of a vote per share, outstanding and 787,163 shares of the Company’s Class A common stock, 3 votes per share, outstanding. The outstanding shares that were present in person or by proxy represented 3,153,577 votes (or 89%) of the total 3,554,754 outstanding shares entitled to vote at the Special Meeting, and therefore a quorum was present. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal presented at the Special Meeting is set forth below:

1. Proposal to adopt the Agreement and Plan of Merger, dated as of May 11, 2017, as it may be amended from time to time, by and among Straight Path Communications Inc., Verizon Communications Inc. and Waves Merger Sub I, Inc.

	For	Against	Abstain	% Votes in favor of Proposal 1
Class A common stock	2,361,489	0	0	100%
Class B common stock	774,536	362	17,190	98%
Total				99%

The proposal was approved, having received "for" votes from a majority of the votes entitled to be cast at the Special Meeting.

2. Proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to Straight Path’s named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or become payable.

	For	Against	Abstain	% Votes in favor of Proposal 2
Class A common stock	2,361,489	0	0	100%
Class B common stock	532,324	240,421	19,343	67%
Total				92%

The proposal was approved, having received "for" votes from a majority of the votes duly cast at the Special Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release issued by Straight Path Communications Inc. on August 2, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAIGHT PATH COMMUNICATIONS INC.

Dated: August 2, 2017	By:	/s/ Jonathan Rand
Name: Jonathan Rand
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Straight Path Communications Inc. on August 2, 2017

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